                                                                   EXHIBIT 10.13



                  DELTA INTERNATIONAL OMNIBUS COMPENSATION PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

Capitalized terms used below have the definitions assigned to them in the Delta International Omnibus Compensation Plan, effective October 24, 2002, as amended
     (the "Plan"). You can get a copy of the Plan upon request to the Plan
                                 Administrator.


                                        SUMMARY
--------------------------------------------------------------------------------

Shareholder       GARY BOYD
--------------------------------------------------------------------------------
Grant Date        OCTOBER 24, 2002
--------------------------------------------------------------------------------
Vesting Date      OCTOBER 24, 2003
--------------------------------------------------------------------------------
Shares            494,328
--------------------------------------------------------------------------------
Class of Shares   DELTA INTERNATIONAL MINING AND EXPLORATION, INC. COMMON STOCK
--------------------------------------------------------------------------------
Price per Share   $0.35
--------------------------------------------------------------------------------

THIS AWARD AGREEMENT (the "Agreement"), effective as of the Grant Date set out above, represents the grant of restricted stock by Delta International Mining and Exploration, Inc., a Nevada corporation (the "Company") to the Shareholder named above, who is an employee, director or consultant of the Company or one or more of its Subsidiaries, pursuant to the Plan, in exchange for the cancellation of certain promissory notes in the original principal amount of $140,000 and accrued interest thereon of $33,015. The Shareholder agrees and acknowledges that such accrued interest is calculated as of August 31, 2002 and that the Shareholder is entitled to no further interest on such promissory notes after that date.

1. GRANT OF RESTRICTED SHARES. The Company hereby grants to the Shareholder, subject to the terms and conditions set out within this Agreement and to the terms of the Plan, the number of Shares of Restricted Stock shown above (the "Restricted Shares"), at the Price (value) per Share shown above.

2. TERM. The term of this Agreement is for a period of one year from the date of grant.

3. TERMINATION OF EMPLOYMENT. In the event the Shareholder does not remain continuously employed by the Company during the term prior to the Vesting Date, the following rules will apply:

        A) Retirement. Retirement means termination of employment on or after reaching age 55 with at least 5 full years of service, or on or after reaching age 65 with any service. If the Shareholder terminates employment by reason of Retirement, the restrictions will continue in force until the Vesting Date.

        B) Disability. If the employment of the Shareholder terminates by reason of Disability, the restrictions will continue in force until the Vesting Date. The Plan Administrator shall have sole discretion in determining that the definition of Disability has been satisfied.

        C) Death. If the Shareholder dies, the Restricted Shares will immediately vest (if not already vested). Vested shares shall be transferred to the person(s) named as the Shareholder's beneficiary(ies), or, if the Shareholder has not named one or more beneficiaries, by whoever has acquired the Shareholder's rights by will or by the laws of descent and distribution.

        D) Termination for Cause or Voluntary Termination. Restrictions on Restricted Shares granted to a Shareholder who is terminated for Cause or terminates voluntarily will continue in force until the Vesting Date.

        E) Termination for any Other Reasons. If the Shareholder's employment terminates for any reason other than those set out in items A through D immediately above, and in the absence of any action by the Plan Administrator, the Grant shall expire immediately as of the date of termination, and may not be exercised after that date. However, the Plan Administrator, in its sole discretion, based on the facts and circumstances of such termination, may accelerate the vesting of all or any portion of the Restricted Shares, and/or may delay the expiration of all or any portion of the Restricted Shares to any date not later than the Expiration Date.

4. RIGHTS AS A SHAREHOLDER. The Shareholder shall have the rights of a shareholder as set forth in the Plan (including, but not limited to, the right to receive dividends or dividend equivalents, and to vote on shareholder issues).

5. RESTRICTIONS ON TRANSFER. The Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

6. RECAPITALIZATION. If there is any change in the Company's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the Plan Administrator may adjust the number and class of Restricted Shares to prevent dilution or enlargement of rights.

7. BENEFICIARY DESIGNATION. The Shareholder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Shareholder, shall be in a form prescribed by the Company, and will be effective only when delivered during the Shareholder's lifetime to the Company at its executive offices.

8. CONTINUATION OF EMPLOYMENT. This Agreement shall not confer upon the Shareholder any right to continued employment by the Company, nor shall this Agreement interfere in any way with the Company's right to terminate the Shareholder's employment at any time. A transfer of the Shareholder's employment between the Company and any of its Subsidiaries, or between any divisions or Subsidiaries of the Company shall not be deemed a termination of employment.

9.      MISCELLANEOUS.

        A) This Agreement and the Shareholder's right under it are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules as the Plan Administrator may adopt. The Plan Administrator may impose such restrictions on any Restricted Shares as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Restricted Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Restricted Shares.

                The Plan Administrator may administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Shareholder.

        B) Subject to the provisions of the Plan, the Board of Directors may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Shareholder's rights under this Agreement, without the written consent of the Shareholder.

        C) The Company may deduct or withhold, or require the Shareholder to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise of the Shareholder's rights under this Agreement.

                Subject to the approval of the Plan Administrator, the Shareholder may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Restricted Shares having an aggregate Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. Such elections shall be irrevocable, shall be in writing, and shall be signed by the Shareholder before the day that the transaction becomes taxable.

        D) The Shareholder agrees to take all steps necessary to comply with all applicable Federal and state securities law in exercising his or her rights under this Agreement.

        E) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        F) The Company's obligations under the Plan and this Agreement, with respect to these Restricted Shares, shall bind any successor to the Company, whether succession results from a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        G) To the extent not preempted by Federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

        H) At all times when IRC Section 162(m) applies, all Awards to Designated Executive Officers shall comply with its requirements, unless the Plan Administrator determines that compliance is not desired or necessary for any Award or Awards. To that end, the Plan Administrator may make such adjustments it deems appropriate for a specific Award or Awards, except that a performance-based Award cannot be replaced by a non-performance-based Award if performance goals are not achieved, nor can the characterization of an Executive Officer as a Designated Executive Officer, once made, change for a given Performance Period.

        I) This Agreement is subject to the terms of the Plan and Administrative Guidelines promulgated under it from time to time. In the event of a conflict between this document and the Plan, the Plan document as well as any determinations made by the Plan Administrator as authorized by the Plan document, shall govern.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Grant Date.


                               Delta International Mining and Exploration, Inc.




                               By: /s/ Robert E. Mathews
                                   --------------------------------------------




                               /s/ Gary Boyd
                               ------------------------------------------------
                               Gary Boyd

                  DELTA INTERNATIONAL OMNIBUS COMPENSATION PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

Capitalized terms used below have the definitions assigned to them in the Delta International Omnibus Compensation Plan, effective October 24, 2002, as amended
     (the "Plan"). You can get a copy of the Plan upon request to the Plan
                                 Administrator.


                                  SUMMARY
--------------------------------------------------------------------------------

Shareholder       ROBERT MATHEWS
--------------------------------------------------------------------------------
Grant Date        OCTOBER 24, 2002
--------------------------------------------------------------------------------
Vesting Date      OCTOBER 24, 2003
--------------------------------------------------------------------------------
Shares            570,706
--------------------------------------------------------------------------------
Class of Shares   DELTA INTERNATIONAL MINING AND EXPLORATION, INC. COMMON STOCK
--------------------------------------------------------------------------------
Price per Share   $0.35
--------------------------------------------------------------------------------

THIS AWARD AGREEMENT (the "Agreement"), effective as of the Grant Date set out above, represents the grant of restricted stock by Delta International Mining and Exploration, Inc., a Nevada corporation (the "Company") to the Shareholder named above, who is an employee, director or consultant of the Company or one or more of its Subsidiaries, pursuant to the Plan, in exchange for the cancellation of certain promissory notes in the original principal amount of $166,000 and accrued interest thereon of $33,747. The Shareholder agrees and acknowledges that such accrued interest is calculated as of August 31, 2002 and that the Shareholder is entitled to no further interest on such promissory notes after that date.

1. GRANT OF RESTRICTED SHARES. The Company hereby grants to the Shareholder, subject to the terms and conditions set out within this Agreement and to the terms of the Plan, the number of Shares of Restricted Stock shown above (the "Restricted Shares"), at the Price (value) per Share shown above.

2. TERM. The term of this Agreement is for a period of one year from the date of grant.

3. TERMINATION OF EMPLOYMENT. In the event the Shareholder does not remain continuously employed by the Company during the term prior to the Vesting Date, the following rules will apply:

        A) Retirement. Retirement means termination of employment on or after reaching age 55 with at least 5 full years of service, or on or after reaching age 65 with any service. If the Shareholder terminates employment by reason of Retirement, the restrictions will continue in force until the Vesting Date.

        B) Disability. If the employment of the Shareholder terminates by reason of Disability, the restrictions will continue in force until the Vesting Date. The Plan Administrator shall have sole discretion in determining that the definition of Disability has been satisfied.

        C) Death. If the Shareholder dies, the Restricted Shares will immediately vest (if not already vested). Vested shares shall be transferred to the person(s) named as the Shareholder's beneficiary(ies), or, if the Shareholder has not named one or more beneficiaries, by whoever has acquired the Shareholder's rights by will or by the laws of descent and distribution.

        D) Termination for Cause or Voluntary Termination. Restrictions on Restricted Shares granted to a Shareholder who is terminated for Cause or terminates voluntarily will continue in force until the Vesting Date.

        E) Termination for any Other Reasons. If the Shareholder's employment terminates for any reason other than those set out in items A through D immediately above, and in the absence of any action by the Plan Administrator, the Grant shall expire immediately as of the date of termination, and may not be exercised after that date. However, the Plan Administrator, in its sole discretion, based on the facts and circumstances of such termination, may accelerate the vesting of all or any portion of the Restricted Shares, and/or may delay the expiration of all or any portion of the Restricted Shares to any date not later than the Expiration Date.

4. RIGHTS AS A SHAREHOLDER. The Shareholder shall have the rights of a shareholder as set forth in the Plan (including, but not limited to, the right to receive dividends or dividend equivalents, and to vote on shareholder issues).

5. RESTRICTIONS ON TRANSFER. The Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

6. RECAPITALIZATION. If there is any change in the Company's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the Plan Administrator may adjust the number and class of Restricted Shares to prevent dilution or enlargement of rights.

7. BENEFICIARY DESIGNATION. The Shareholder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Shareholder, shall be in a form prescribed by the Company, and will be effective only when delivered during the Shareholder's lifetime to the Company at its executive offices.

8. CONTINUATION OF EMPLOYMENT. This Agreement shall not confer upon the Shareholder any right to continued employment by the Company, nor shall this Agreement interfere in any way with the Company's right to terminate the Shareholder's employment at any time. A transfer of the Shareholder's employment between the Company and any of its Subsidiaries, or between any divisions or Subsidiaries of the Company shall not be deemed a termination of employment.

9.      MISCELLANEOUS.

        A) This Agreement and the Shareholder's right under it are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules as the Plan Administrator may adopt. The Plan Administrator may impose such restrictions on any Restricted Shares as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Restricted Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Restricted Shares.

                The Plan Administrator may administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Shareholder.

        B) Subject to the provisions of the Plan, the Board of Directors may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Shareholder's rights under this Agreement, without the written consent of the Shareholder.

                C) The Company may deduct or withhold, or require the Shareholder to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise of the Shareholder's rights under this Agreement.

                        Subject to the approval of the Plan Administrator, the Shareholder may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Restricted Shares having an aggregate Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. Such elections shall be irrevocable, shall be in writing, and shall be signed by the Shareholder before the day that the transaction becomes taxable.

                D) The Shareholder agrees to take all steps necessary to comply with all applicable Federal and state securities law in exercising his or her rights under this Agreement.

                E) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                F) The Company's obligations under the Plan and this Agreement, with respect to these Restricted Shares, shall bind any successor to the Company, whether succession results from a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                G) To the extent not preempted by Federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

                H) At all times when IRC Section 162(m) applies, all Awards to Designated Executive Officers shall comply with its requirements, unless the Plan Administrator determines that compliance is not desired or necessary for any Award or Awards. To that end, the Plan Administrator may make such adjustments it deems appropriate for a specific Award or Awards, except that a performance-based Award cannot be replaced by a non-performance-based Award if performance goals are not achieved, nor can the characterization of an Executive Officer as a Designated Executive Officer, once made, change for a given Performance Period.

        I) This Agreement is subject to the terms of the Plan and Administrative Guidelines promulgated under it from time to time. In the event of a conflict between this document and the Plan, the Plan document as well as any determinations made by the Plan Administrator as authorized by the Plan document, shall govern.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Grant Date.


                                Delta International Mining and Exploration, Inc.




                                By:  /s/ Gary Boyd
                                     -------------------------------------------




                                /s/ Robert Mathews
                                ------------------------------------------------
                                Robert Mathews

                                    AGREEMENT


        This AGREEMENT is made by and between DELTA INTERNATIONAL MINING AND EXPLORATION, INC., a Nevada corporation ("Delta") and W.C. McCASLIN, an individual ("Holder") as of October 16, 2002.

        WHEREAS, Delta is the maker of a promissory note in the original principal amount of $100,000 and held by Holder (the "Note"); and

        WHEREAS, Delta and Holder now desire to convert the Note into shares of Common Stock of Delta;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

        1. ISSUANCE OF SHARES. Delta hereby issues to Holder, and Holder hereby accepts, 444,383 shares of Common Stock of Delta, at a price of $0.35 per share (the "Shares") in consideration of the cancellation of the Note, including the original principal amount and accrued interest thereon of $55,534.

        2. CANCELLATION OF NOTE. Simultaneous with the issuance of the Shares, the Note shall be deemed canceled and Delta shall have no further obligation to pay to Holder the original principal amount of the Note or any interest accrued thereon. Holder shall surrender the Note to Delta at its principal executive office within 10 days after the date of this Agreement, after which Delta shall issue to Holder certificates representing the Shares.


DELTA INTERNATIONAL MINING
  AND EXPLORATION, INC.

By: /s/ Robert E. Mathews                            /s/ W.C. McCaslin
    -------------------------------                  ---------------------------
    Robert E. Mathews                                W.C. McCaslin
    Chief Financial Officer

                                    AGREEMENT


        This AGREEMENT is made by and between DELTA INTERNATIONAL MINING AND EXPLORATION, INC., a Nevada corporation ("Delta") and JACK WELLS, an individual ("Holder") as of October 11, 2002.

        WHEREAS, Delta is the maker of a promissory note in the original principal amount of $100,000 and held by Holder (the "Note"); and

        WHEREAS, Delta and Holder now desire to convert the Note into shares of Common Stock of Delta;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

        1. ISSUANCE OF SHARES. Delta hereby issues to Holder, and Holder hereby accepts, 439,511 shares of Common Stock of Delta, at a price of $0.35 per share (the "Shares") in consideration of the cancellation of the Note, including the original principal amount and accrued interest thereon of $53,829.

        2. CANCELLATION OF NOTE. Simultaneous with the issuance of the Shares, the Note shall be deemed canceled and Delta shall have no further obligation to pay to Holder the original principal amount of the Note or any interest accrued thereon. Holder shall surrender the Note to Delta at its principal executive office within 10 days after the date of this Agreement, after which Delta shall issue to Holder certificates representing the Shares.


DELTA INTERNATIONAL MINING
  AND EXPLORATION, INC.

By: /s/ Robert E. Mathews                            /s/ Jack Wells
    -------------------------------                  ---------------------------
    Robert E. Mathews                                Jack Wells
    Chief Financial Officer

                                    AGREEMENT


        This AGREEMENT is made by and between DELTA INTERNATIONAL MINING AND EXPLORATION, INC., a Nevada corporation ("Delta") and HENRY MORRIS, an individual ("Holder") as of October 15, 2002.

        WHEREAS, Delta is the maker of a promissory note in the original principal amount of $50,000 and held by Holder (the "Note"); and

        WHEREAS, Delta and Holder now desire to convert the Note into shares of Common Stock of Delta;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

        1. ISSUANCE OF SHARES. Delta hereby issues to Holder, and Holder hereby accepts, 218,000 shares of Common Stock of Delta, at a price of $0.35 per share (the "Shares") in consideration of the cancellation of the Note, including the original principal amount and accrued interest thereon of $26,300.

        2. CANCELLATION OF NOTE. Simultaneous with the issuance of the Shares, the Note shall be deemed canceled and Delta shall have no further obligation to pay to Holder the original principal amount of the Note or any interest accrued thereon. Holder shall surrender the Note to Delta at its principal executive office within 10 days after the date of this Agreement, after which Delta shall issue to Holder certificates representing the Shares.


DELTA INTERNATIONAL MINING
  AND EXPLORATION, INC.

By: /s/ Robert E. Mathews                            /s/ Henry Morris
    -------------------------------                  ---------------------------
    Robert E. Mathews                                Henry Morris
    Chief Financial Officer

                                    AGREEMENT


        This AGREEMENT is made by and between DELTA INTERNATIONAL MINING AND EXPLORATION, INC., a Nevada corporation ("Delta") and CHARLES WELLS, an individual ("Holder") as of October 15, 2002.

        WHEREAS, Delta is the maker of four promissory notes in the aggregate original principal amount of $747,882 and held by Holder (the "Note"); and

        WHEREAS, Delta and Holder now desire to convert the Note into shares of Common Stock of Delta;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

        1. ISSUANCE OF SHARES. Delta hereby issues to Holder, and Holder hereby accepts, 2,390,943 shares of Common Stock of Delta, at a price of $0.35 per share (the "Shares") in consideration of the cancellation of the Note, including the original principal amount and accrued interest thereon of $88,947.

        2. CANCELLATION OF NOTE. Simultaneous with the issuance of the Shares, the Note shall be deemed canceled and Delta shall have no further obligation to pay to Holder the original principal amount of the Note or any interest accrued thereon. Holder shall surrender the Note to Delta at its principal executive office within 10 days after the date of this Agreement, after which Delta shall issue to Holder certificates representing the Shares.


DELTA INTERNATIONAL MINING
  AND EXPLORATION, INC.

By: /s/ Robert E. Mathews                            /s/ Charles Wells
    -------------------------------                  ---------------------------
    Robert E. Mathews                                Charles Wells
    Chief Financial Officer

                                    AGREEMENT


        This AGREEMENT is made by and between DELTA INTERNATIONAL MINING AND EXPLORATION, INC., a Nevada corporation ("Delta") and GARRY CARLSON, an individual ("Holder") as of October 14, 2002.

        WHEREAS, Delta is the maker of a promissory note in the original principal amount of $12,000 and held by Holder (the "Note"); and

        WHEREAS, Delta and Holder now desire to convert the Note into shares of Common Stock of Delta;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

        1. ISSUANCE OF SHARES. Delta hereby issues to Holder, and Holder hereby accepts, 40,705 shares of Common Stock of Delta, at a price of $0.35 per share (the "Shares") in consideration of the cancellation of the Note, including the original principal amount and accrued interest thereon of $2,247.

        2. CANCELLATION OF NOTE. Simultaneous with the issuance of the Shares, the Note shall be deemed canceled and Delta shall have no further obligation to pay to Holder the original principal amount of the Note or any interest accrued thereon. Holder shall surrender the Note to Delta at its principal executive office within 10 days after the date of this Agreement, after which Delta shall issue to Holder certificates representing the Shares.


DELTA INTERNATIONAL MINING
  AND EXPLORATION, INC.

By: /s/ Robert E. Mathews                            /s/ Garry Carlson
    -------------------------------                  ---------------------------
    Robert E. Mathews                                Garry Carlson
    Chief Financial Officer